 Investor Presentation September 9, 2015

 Forward Looking Statements  This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business; (iv) the successful conclusion of competitions for government programs (including new, follow-on and successor programs) and thereafter successful contract negotiations with government authorities (both foreign and domestic) for the terms and conditions of the programs; (v) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the successful resolution of government inquiries or investigations regarding government programs; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs, including the ability to manufacture the products to the detailed specifications required and recover unanticipated start-up costs and other investments in the programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the receipt and successful execution of production orders for the U.S. government JPF contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; (x) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory and the receipt of orders for new aircraft sufficient to recover our investment in the restart of the K-MAX production line; (xi) the accuracy of current cost estimates associated with environmental remediation activities; (xii) the profitable integration of acquired businesses into the Company's operations; (xiii) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and allowing us to capture their planned benefits while maintaining an adequate internal control environment; (xiv) changes in supplier sales or vendor incentive policies; (xv) the effects of price increases or decreases; (xvi) the effects of pension regulations, pension plan assumptions, pension plan asset performance and future contributions; (xvii) future levels of indebtedness and capital expenditures; (xviii) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xix) the effects of currency exchange rates and foreign competition on future operations; (xx) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxi) future repurchases and/or issuances of common stock; and (xxii) other risks and uncertainties set forth herein and in our 2014 Form 10-K.Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this presentation

 What is Kaman?  Solving Our Customers’ Critical Problems with Technically Differentiated Products & Services  Leading Provider of Highly Engineered Aerospace & Industrial Products Serving a Broad Range of End Markets

 Distribution  Kaman Corporation Overview    Distribution  Aerospace        $1.8B Revenues  Aerospace  Based on LTM Actual Results from Continuing Operations as of July 3, 2015

 Outstanding portfolio of intellectual property (IP) across AerospaceDistribution aligned with best-in-class, vendorsDiverse end market exposure provides consistent performance to fund growth  Strategically Positioned  Kaman Investment Highlights  Improving Financials  Reliable Business Strategies  Focused on driving profitable top-line growth Deliver earnings growth through scale and operational executionGenerate strong consistent cash flow to fund long-term growthERP investments will yield improved efficiencies & financial performance over medium-term  Disciplined acquisition growth to achieve scale and margin enhancementsContinuing focus on innovation to maintain differentiationRelentless effort to drive operational excellence and leanShared services allow for efficient allocation of resources

 Aerospace Overview  v  AEROSYSTEMS  SPECIALTY BEARINGS & ENGINEERED PRODUCTS  FUZING & PRECISION PRODUCTS            Engineering design and testingTooling design & manufactureAdvanced machining and composite aerostructure manufacturing Complex assemblyHelicopter MRO and support  Self-lube airframe bearingsTraditional airframe bearingsFlexible drive systems  Bomb and missile safe and arm fuzing devicesPrecision measuring systems Memory products    Global commercial and defense OEM’sSuper Tier I’s to subcontract manufacturersAircraft operators and MRO Specialized aerospace distributors    U.S. and allied militariesWeapon system OEMs    “One Kaman” combines design and build capabilities to provide customers with a global integrated solutionBearing product lines strong commercial customer base expected to provide growth from new program wins and higher build rates    Exclusivity and significant backlog provide a stable revenue base  BusinessDynamic  Customers  Products

 Distribution Overview  PRODUCT PLATFORM  Bearings & Mechanical PowerTransmission (BPT)  FLUID POWER  AUTOMATION, CONTROL & ENERGY (ACE)  % of LTM 7/3/2014 Sales  50%  21%  29%  Market Size(1)  $13 Billion  $7 Billion  $15 Billion  Acquisitions since 2008  Industrial Supply CorpAllied Bearings SupplyPlains BearingFlorida Bearings Inc.Ohio Gear and Transmission  INRUMECCatchingNorthwest Hose & FittingsWestern Fluid ComponentsB. W. Rogers  ZellerMinarikTarget Electronic SupplyB. W. RogersG.C. Fabrication  Major Suppliers        (1) Source: PTDA Market Size Report; US Census Bureau; ARC Advisory

 Market Opportunities  Secular trends helping to drive significant long-term growth opportunities in both Aerospace and Distribution segments    AEROSPACEOEM/Tier 1 outsourcing and supplier consolidationHigher bearing content on new platformsIncreasing commercial build rates driving bearing and aerostructure salesNew programs provide offset to lower defense spending   DISTRIBUTIONSupplier consolidation favors larger national service providersIncreased need for value added servicesLarge fragmented market provides consolidation opportunitiesFactory automation trends driving fluid power and high speed automation solutions

 Growth Drivers   Aerospace  Distribution  “One Kaman Approach”New product development efforts at Specialty Bearings and Precision ProductsContinued commercial aerospace cycle growthProgram renewals and extensionsExpanded geographic footprint  Supplier consolidationFactory automation trendsDifferentiated product and servicesProduct platform cross-selling National account opportunitiesSales force expansion

 Capital Deployment Framework  Capital deployment is focused on growth investments & return of capital to shareholders  Dividends & Share Repurchases   Capital Expenditures  Acquisitions  Total $803 Million Period: Years 2007-2014 and YTD 7/2/2015  Increased dividend 12.5% in 2015 to an annualized rate of $0.72 per shareDividends paid without interruption for 45 yearsRecently announced share repurchase authorization to offset dilution from the issuance of shares under employee stock plansNew credit agreement provides committed capital of $700 millionContinue to pursue acquisitions to accelerate growth

   33%  Aerospace

 Aerospace Profile  Sales by Product LineLTM 7/3/2015  Net Sales $603MOI% 18.4%  Financial Summary LTM 7/3/2015  Technology Profile

 Aerospace Strategy

 1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  Aircraft Programs/Capabilities  1. Doors2. Nose landing gear3. Engine/thrust reverser4. Flight controls5. Flaps6. Main landing gear7. Rudder8. Horizontal stabilizer  Bearing Products  Other Products   9. Door assemblies10. Top covers11. Fixed leading edge12. Fixed trailing edge13. Winglets14. Wing structures, flaps, slats15. Composite structures (e.g. access doors, radomes, consoles)16. Nacelle components  15  15

 1  4  1  2  3  5  4  4  4  4  Aircraft Programs/Capabilities  1. Flexible drive systems2. Flight control bearings3. Landing gear bearings  Bearing Products  Other Products  4. Manufacture and subassembly of major structures (e.g. cockpit) 5. Blade manufacture, repair andoverhaul6. Manufacture of composite structures (e.g. radomes)   6

 Aerospace Renewals/New Programs  Recent JPF orders have driven program backlog to over $200 millionBell – commercial bladesBell – military bladesZodiac – 737 landing gear kits and assembliesBoeing – 777/767 fixed trailing edgeBoeing – KC-46A fixed trailing edgeTriumph – G280 ailerons and wingletsPeru SH-2G  Over $400 million in total potential revenue

 Market Leading Self-Lube Airframe Bearing Product Lines  ProprietaryTechnology  Material Science Capability  Application EngineeringExpertise  Operational Excellence  KAron® • KAflex® • Tufflex®  New TechnologiesNew ProductsCustomizationCustomer Intimacy  Work ForceLean Automation  World Class Performance

 Fuzing Products  SLAM-ER  HARPOON  MAVERICK  AMRAAM  FMU-139  TOMAHAWK  JPF  STANDARD MISSILE  SLAM-ER  SLAM-ER  AMRAAM  TOMAHAWK  STANDARD MISSILE  AGM-65M  AMRAAM  On a Majority of U.S. Weapon Systems

   U.S. Air Force (USAF) bomb fuze of choiceUSAF inventory levels below desired quantity, and foreign orders provide additional opportunitiesUSAF contract extends sole source position into 2017$180 million in orders over the last year have driven backlog to over $200 million27 foreign customersSystem field reliability is greater than 99%    Bomb CompatibilityJDAMPaveway II and IIIGBU-10, 12, 16, 24, 27, 28, 31, 32, 38, 54BLU-109, 110, 111, 113, 117, 121, 122, 126MK82/BSU-49, MK83/BSU-85, MK84/BSU-50  JPF Program

 Helicopter Programs – K-MAX®  Re-opened the K-MAX® production line June 2015Deliveries of manned commercial aircraft expected to begin in early 2017First ten aircraft produced are expected to generate $75 million to $85 million in revenueCommercial fleet service and support provides recurring revenuePartnered with Lockheed Martin on an unmanned version of the K-MAX®Two unmanned aircraft supported the USMC for 33 months in a cargo supply role in AfghanistanContinue research, development and testing of unmanned technologies & capabilities and pursuit of a military program of record

 Scheduled to complete our contract to provide ten aircraft to the New Zealand Ministry of Defence during 2015Under contract to support the procurement of five aircraft by the Peruvian NavyFlying fleet expected to grow in excess of 40% from 2014 to 2016 providing additional service and support opportunities  Helicopter Programs – SH-2G Super Seasprite

 Distribution

 Kaman Distribution Segment  LTM 7/3/2015 Net Sales $1,221M(1)LTM 7/3/2015 OI% 4.8%(2) # of Customers 65,000 SKUs in Catalog 4+ million  Business Overview  Served Market Size = $35B  dollars in billions  Source: PTDA Market Size Report; US Census Bureau; ARC Advisory   (1) From continuing operations (2) From continuing operations, adjusted to exclude $1.1M in severance costs

 Business Strategies  Pipeline for each product platformFormal integration processEnd market diversification  Focused on outside sales forceTargeting strategic geographic marketsKaman training programs  Adding more differentiated productsLarge national account pipeline Targeting new end markets  Strategic pricingSupplier rebates Purchasing leverage  Multi-phase rolloutIncludes CRM, WMS, FinancialsDrives operational efficiencies  1  2  3  5  4

 Scale  Distribution – Road to 7+% Operating Margin  TODAY<5%  FUTURE7+%  Improved Operational Efficiencies  Product Mix  Strategic Pricing  CATALYSTS

 Platform Evolution  Through acquisitions and organic growth, Kaman has significantly grown its Distribution business while greatly expanding its product offering  Bearings & Power Transmission  up 35%  Automation, Control & Energy  up 244%  Fluid Power  up 305%         a   a   a  Growth in sales from the full year 2009 thru 7/3/2015 LTM  a

 Executing Strategy and Building Network

 Acquisitions in all Product Platforms  Distribution Group Sales

 Adding Leading Brands in Multiple Technologies      PLCs, HMIsSensors & SignalingMachine Safety  HydraulicsPneumaticsFluid Connectors    Motion ControlServos & SteppersLinear Motion  BearingsPower TransmissionIndustrial Supplies  Value- Added Technologies  2009  2015

 Extensive Solution and Service Capabilities

 Aerospace– Leveraging unique set of proprietary products and capabilities– Strong platform positions across commercial & defense markets– Robust pipeline of future opportunitiesDistribution– Three product platform strategy expands growth opportunities– Increased scale provides improved operating leverage– ERP implementation benefitsSuccessfully execute future acquisitionsLeverage experienced management and workforce across the companyStrong financial position provides significant capital deployment opportunities  Positioned for Future Growth  Executing strategies to deliver shareholder value over time

   Financial Information and Non-GAAP Reconciliations

 Sales and Operating Income

 Net Earnings

 Cash Flow, Balance Sheet, and Capital Factors